EXHIBIT 32.2

    CERTIFICATION

In connection with the quarterly report for Golden Patriot Corp. on Form 10-QSB for the period ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I David Derby, Chief Financial Officer of Golden Patriot Corp.,  certify that, pursuant to 18 U.S.C. Section 1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. This quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Golden Patriot Corp.

Date: December 18, 2003

/s/ David Derby

David Derby

CFO, Director